Exhibit 99.2
INFORMATION CONCERNING PARTICIPANTS AND POTENTIAL PARTICIPANTS
IN THE SOLICITATION OF PROXIES BY NATIONAL FUEL GAS COMPANY
Directors and Nominees
          The principal occupations of the directors of National Fuel Gas Company (the “Company”), each of whom is a “participant” in the solicitation, are set forth below. The principal business address of the organization of employment for each member of the Board of Directors is: c/o National Fuel Gas Company, 6363 Main St., Williamsville, New York 14221.

Name and Year
Became a Director
of the Company	Age (1)	Principal Occupation
Directors Whose Terms Expire in 2008

Robert T. Brady 1995	66	Chairman of Moog Inc. since February 1996. Moog is a worldwide designer, manufacturer and integrator of precision control components and systems with a total return of 27%, 82% and 250% for the one, three and five year periods ending September 30, 2007. President and Chief Executive Officer of Moog Inc. since 1988 and Board member since 1984. Director of Astronics Corporation, M&T Bank Corporation and Seneca Foods Corporation. Chairs the regular executive sessions of non-management directors, and is the designated contact for shareholders to communicate with the non-management directors on the Board.

Rolland E. Kidder 2002	67	Executive Director of the Robert H. Jackson Center, Inc., in Jamestown, New York, from 2002 until 2006. Founder of Kidder Exploration, Inc., an independent Appalachian oil and gas company; Chairman and President from 1984 to 1994. Mr. Kidder is also a former Director of the Independent Oil and Gas Association of New York and the Pennsylvania Natural Gas Associates – both Appalachian-based energy associations. An elected member of the New York State Assembly from 1975 to 1982. Former Trustee of the New York Power Authority. On the Dean’s Advisory Council of the University at Buffalo School of Law from 1996 to 2001. Vice President and investment advisor for P.B. Sullivan & Co., Inc. from 1994 until 2001.

John F. Riordan 1995	71	President and CEO from April 2000 to December 2005 of GTI (the Gas Technology Institute), the leading research, development and training organization serving the natural gas industry, Des Plaines, Illinois. President and CEO of MidCon Corporation, a company engaged in interstate and intrastate natural gas transportation as well as wholesale marketing of natural gas, from October 1988 to January 1998. In 1998, Mr. Riordan directed Occidental Petroleum Corporation’s divestiture and sale of MidCon to KN Energy, Inc. Vice Chairman of KN Energy from February 1998 to February 1999. Director of Nicor Inc. since 2001. Twice chairman of the Interstate Natural Gas Association of America (INGAA). Former President of the commodity chemical business at Occidental Petroleum and former President of the natural gas liquids business at Cities Service Company. Former director of Occidental Petroleum and former director of Chicago Bridge & Iron Company. Former Trustee of Niagara University.

Name and Year
Became a Director
of the Company	Age (1)	Principal Occupation
Directors Whose Terms Expire in 2009

R. Don Cash 2003	65	Chairman Emeritus since May 2003, and Board Director since May 1978, of Questar Corporation (Questar), an integrated natural gas company headquartered in Salt Lake City, Utah. Chairman of Questar from May 1985 to May 2003. Chief Executive Officer of Questar from May 1984 to May 2002 and President of Questar from May 1984 to February 1, 2001. Director of Zions Bancorporation since 1982 and Associated Electric and Gas Insurance Services Limited since 1993. Director of Texas Tech Foundation since November 2003 and TODCO (The Offshore Drilling Company) from May 2004 until July 2007. Former trustee, until September 2002, of the Salt Lake Organizing Committee for the Olympic Winter Games of 2002.

Stephen E. Ewing 2007	63	Vice Chairman of DTE Energy, a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide, from November 1, 2005 until December 31, 2006. Group President, Gas Division, DTE Energy from June 1, 2001 until November 1, 2005. Former president and chief operating officer of MCN Energy Group, Inc. Former president and chief executive officer of Michigan Consolidated Gas Co. (MichCon), a natural gas utility. MichCon is a principal operating subsidiary of DTE Energy as a result of the 2001 merger of DTE Energy and MCN Energy Group, Inc. Chairman of the Board of Directors of the American Gas Association for 2006 and past chairman of the Midwest Gas Association and the Natural Gas Vehicle Coalition.

George L. Mazanec 1996	71	Former Vice Chairman, from 1989 until October 1996, of PanEnergy Corporation, Houston, Texas, a diversified energy company (now part of Spectra). Advisor to the Chief Operating Officer of Duke Energy Corporation from August 1997 to 2000. Director of TEPPCO, LP from 1992 to 1997, Director of Northern Border Pipeline Company Partnership from 1993 to 1998 and Director of Westcoast Energy Inc. from 1998 to 2002. Director of Dynegy Inc. since May 2004. Director of the Northern Trust Bank of Texas, NA and Associated Electric and Gas Insurance Services Limited. Former Chairman of the Management Committee of Maritimes & Northeast Pipeline, L.L.C. Member of the Board of Trustees of DePauw University since 1996.

Directors Whose Terms Expire in 2010

Philip C. Ackerman 1994	63	Chief Executive Officer of the Company since October 2001. Appointed as Chairman of the Board effective January 3, 2002. President of the Company from July 1999 until February 2006. Senior Vice President of the Company from June 1989 until July 1999 and Vice President from 1980 to June 1989. President of National Fuel Gas Distribution Corporation (2) from October 1995 until July 1999 and Executive Vice President from June 1989 to October 1995. Executive Vice President of National Fuel Gas Supply Corporation (2) from October 1994 to March 2002. President of Seneca Resources Corporation (2) from June 1989 to October 1996. President of Horizon Energy Development, Inc. (2) since September 1995 and certain other non-regulated subsidiaries of the Company since prior to 1992.

Name and Year
Became a Director
of the Company	Age (1)	Principal Occupation
Craig G. Matthews 2005	64	Former President, CEO and Director of NUI Corporation, a diversified energy company acquired by AGL Resources Inc. on November 30, 2004, from February 2004 until December 2004. Former Vice Chairman, Chief Operating Officer and Director of KeySpan Corporation (previously Brooklyn Union Gas Co.) until March 2002. Director of Hess Corporation (formerly Amerada Hess Corporation) since 2002. Chairman of the Board of Trustees, Polytechnic University, and Director since 1996. Board member of Republic Financial Corporation since May 2007.

Richard G. Reiten 2004	68	Chairman from September 2000 through February 2005 and Director since March 1996 of Northwest Natural Gas Company, a natural gas local distribution company headquartered in Portland, Oregon. Chief Executive Officer of Northwest Natural Gas Company from January 1997 until December 2002 and President from January 1996 through May 2001. Director of Associated Electric and Gas Insurance Services Limited since 1997. Director of US Bancorp since 1998, Building Materials Holding Corp. since 2001 and IDACORP Inc. since January 2004.

David F. Smith 2007	54	President and Chief Operating Officer of the Company since February 2006, Vice President from April 2005 until February 2006. President of National Fuel Gas Supply Corporation (2) since April 2005, Senior Vice President from June 2000 until April 2005. President of National Fuel Gas Distribution Corporation (2) from July 1999 to April 2005, Senior Vice President from January 1993 until July 1999. Also president of Empire State Pipeline (2) and various non-regulated subsidiaries of the Company. Board member of the Interstate Natural Gas Association of America (INGAA), the INGAA Foundation, American Gas Foundation and Chairman of the Northeast Gas Association.

(1)	As of December 12, 2007.

(2)	Wholly-owned subsidiary of the Company.
Executive Officers
          The principal occupations of the Company’s executive officers who may be deemed “participants” in the solicitation are set forth below. The principal business address of each such person is that of National Fuel Gas Company, 6363 Main Street, Williamsville, New York 14221.
Information as of November 15, 2007 (except as otherwise noted) (1)

Current Company
Positions and
Other Material
Business Experience
Name and Age (as of	During Past
November 15, 2007)	Five Years
Philip C. Ackerman (63)	Chairman of the Board of Directors since January 2002; Chief Executive Officer since October 2001; and President of Horizon since September 1995. Mr. Ackerman has served as a Director of the Company since March 1994, and previously served as President of the Company from July 1999 through January 2006.

David F. Smith (54)	President of the Company since February 2006; Chief Operating Officer of the Company since February 2006; President of Supply Corporation since April 2005; President of Empire since April 2005. Mr. Smith previously served as Vice President of the Company from April 2005 through January 2006; President of Distribution Corporation from July 1999 to April 2005; and Senior Vice President of Supply Corporation from July 2000 to April 2005.

Ronald J. Tanski (55)	Treasurer and Principal Financial Officer of the Company since April 2004; President of Distribution Corporation since February 2006; Treasurer of Distribution Corporation since April 2004; Treasurer of Horizon since February 1997. Mr. Tanski previously served as Controller of the Company from February 2003 through March 2004; Senior Vice President of Distribution Corporation from July 2001 through January 2006; and Controller of Distribution Corporation from February 1997 through March 2004.

Matthew D. Cabell (49)	President of Seneca since December 2006. Prior to joining Seneca, Mr. Cabell served as Executive Vice President and General Manager of Marubeni Oil & Gas (USA) Inc., an exploration and production company, from June 2003 to December 2006. From January 2002 to June 2003, Mr. Cabell served as a consultant assisting oil companies in upstream acquisition and divestment transactions as well as Gulf of Mexico entry strategy, first as an independent consultant and then as Vice President of Randall & Dewey, Inc., a major oil and gas transaction advisory firm. Mr. Cabell’s prior employers are not subsidiaries or affiliates of the Company.

Karen M. Camiolo (48)	Controller and Principal Accounting Officer of the Company since April 2004; Controller of Distribution Corporation and Supply Corporation since April 2004; and Chief Auditor of the Company from July 1994 through March 2004.

Anna Marie Cellino (54)	Secretary of the Company since October 1995; Secretary of Distribution Corporation since September 1999; Senior Vice President of Distribution Corporation since July 2001.

Paula M. Ciprich (47)	General Counsel of the Company since January 2005; Assistant Secretary of Distribution Corporation since February 1997; and General Counsel of Distribution Corporation from February 1997 to February 2007.

Donna L. DeCarolis (48)	Vice President Business Development of the Company since October 2007. Ms. DeCarolis previously served as President of National Fuel Resources (NFR) from January 2005 to October 2007; Secretary of NFR from March 2002 to October 2007; and Vice President of NFR from May 2001 to January 2005.

John R. Pustulka (55)	Senior Vice President of Supply Corporation since July 2001.

James D. Ramsdell (52)	Senior Vice President of Distribution Corporation since July 2001.

(1)	The executive officers serve at the pleasure of the Board of Directors. The information provided relates to the Company and its principal subsidiaries. Many of the executive officers also have served or currently serve as officers or directors of other subsidiaries of the Company.
Certain Employees
          The principal occupations of the Company’s employees who may be deemed “participants” in the solicitation are set forth below. The principal business address of each such person is that of National Fuel Gas Company, 6363 Main Street, Williamsville, New York 14221.

Name	Principal Occupation
Cynthia M. Battista	Investor Relations Analyst
Julie C. Cox	Assistant General Manager – Corporate Communications
James C. Welch	Director, Investor Relations

Information Regarding Ownership of the Company’s Common Stock by Participants
The following table sets forth information concerning beneficial ownership of the common stock (“Common Stock”) of the Company by each person who is or may be deemed to be a participant in the Company’s solicitation of proxies for its 2008 Annual Meeting of Stockholders. The Common Stock is the only class of Company equity securities outstanding. Unless otherwise stated, to the best of the Company’s knowledge, each person has sole voting and investment power with respect to the shares listed, including shares which the individual has the right to acquire through exercise of stock options but has not done so. All information is as of November 30, 2007, except as otherwise indicated.

		Shares	Shares		Shares
	Exercisable	held in	Held in		Otherwise
	Stock Options	ESOP	401(k)	Restricted	Beneficially
Name	(1)	(2)	Plan (3)	Stock (4)	Owned (5)
Directors
Philip C. Ackerman	1,820,972	21,740	17,101	1,328	588,766	(6)
Robert T. Brady	0	0	0	0	11,400
R. Don Cash	0	0	0	0	9,833	(7)
Stephen E. Ewing	0	0	0	0	2,046
Rolland E. Kidder	0	0	0	0	24,390	(8)
Craig G. Matthews	0	0	0	0	5,581
George L. Mazanec	0	0	0	0	12,200	(9)
Richard G. Reiten	0	0	0	0	4,676
John F. Riordan	0	0	0	0	15,400
David F. Smith	325,000	1,764	12,328	0	116,174

Executive Officers (other than Mr. Ackerman and Mr. Smith)
Matthew D. Cabell	0	0	95	15,000	0
Karen M. Camiolo	65,500	0	4,632	0	0
Anna Marie Cellino	152,918	1,047	10,050	0	83,319
Paula M. Ciprich	132,660	0	5,190	0	13,709
Donna L. DeCarolis	127,660	176	11,115	0	6,528
John R. Pustulka	187,000	3,677	12,851	0	25,546
James D. Ramsdell	192,000	3,814	11,421	0	38,125	(10)
Ronald J. Tanski	271,000	2,839	15,334	0	66,158	(11)

Other Employees
Cynthia M. Battista	0	25	1,984	0	70	(12)
Julie C. Cox	0	0	4,632	0	0
James C. Welch	0	0	335	0	0

(1)	This column lists shares with respect to which the named individuals have the right to acquire beneficial ownership within 60 days of November 30, 2007, through the exercise of stock options granted under the National Fuel Gas Company 1997 Award and Option Plan. Stock options, until exercised, have no voting power.

(2)	This column lists shares held in the National Fuel Gas Company and Subsidiaries Employee Stock Ownership Plan (“ESOP”). The beneficial owners of these shares have sole voting power with respect to shares held in the ESOP, but do not have investment power respecting most of those shares until they are distributed.

(3)	This column lists shares held in the National Fuel Gas Company Tax-Deferred Savings Plan for Non-Union Employees (“TDSP”), a 401(k) plan. The beneficial owners of these shares have sole voting power and investment power with respect to shares held in the TDSP.

(4)	This column lists shares of restricted stock, certain restrictions on which had not lapsed as of November 30, 2007. Owners of restricted stock have power to vote the shares, but have no investment power with respect to the shares until the restrictions lapse.

(5)	This column includes shares held of record and any shares beneficially owned through a bank, broker or other nominee.

(6)	Includes 1,000 shares held by Mr. Ackerman’s wife in trust for her mother, as to which shares Mr. Ackerman disclaims beneficial ownership, and 220 shares with respect to which Mr. Ackerman shares voting and investment power with his wife.

(7)	Includes 3,000 shares held by the Don Kay Clay Cash Foundation, a Utah not-for-profit corporation, of which Mr. Cash, his wife, son and daughter-in-law are directors. Mr. Cash disclaims beneficial ownership of these shares.

(8)	Includes 11,100 shares owned by Mr. Kidder’s wife, as to which Mr. Kidder shares voting and investment power.

(9)	Includes 600 shares owned by Mr. Mazanec’s wife, as to which Mr. Mazanec shares voting and investment power.

(10)	Shares owned jointly with Mr. Ramsdell’s wife, as to which Mr. Ramsdell shares voting and investment power.

(11)	Includes 614 shares owned jointly with Mr. Tanski’s wife, as to which Mr. Tanski shares voting and investment power.

(12)	Shares owned jointly with Ms. Battista’s husband, as to which Ms. Battista shares voting and investment power.
     Except as may be disclosed in the proxy statement to be filed with the SEC in connection with the solicitation of proxies for the 2008 Annual Meeting, no associate or affiliate of any participant in the solicitation directly or indirectly beneficially owns any securities of the Company.
Information Regarding Transactions in the Company’s Common Stock by Participants
     The following table sets forth purchases or sales of Common Stock during the past two years by each person who is or may be deemed to be a participant. The following table does not include the monthly Company matching contribution that is invested into the Common Stock fund within the 401(k) plan or dividend reinvestment within the 401(k) plan and the Employee Stock Ownership Plan. Unless otherwise indicated below, all of the following transactions were conducted in open market or privately negotiated transactions, and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Participant	Date	Type & Description (1)(2)	# of Shares
Robert T. Brady	01/03/2006	Shares acquired per Retainer Policy	300
	04/03/2006	Shares acquired per Retainer Policy	300
	07/03/2006	Shares acquired per Retainer Policy	300
	10/02/2006	Shares acquired per Retainer Policy	300
	01/02/2007	Shares acquired per Retainer Policy	300
	04/02/2007	Shares acquired per Retainer Policy	300
	07/02/2007	Shares acquired per Retainer Policy	300
	10/01/2007	Shares acquired per Retainer Policy	300

R. Don Cash	01/03/2006	Shares acquired per Retainer Policy	300
	04/03/2006	Shares acquired per Retainer Policy	300
	07/03/2006	Shares acquired per Retainer Policy	300
	10/02/2006	Shares acquired per Retainer Policy	300
	01/02/2007	Shares acquired per Retainer Policy	300
	04/02/2007	Shares acquired per Retainer Policy	300
	07/02/2007	Shares acquired per Retainer Policy	300
	10/01/2007	Shares acquired per Retainer Policy	300

Participant	Date	Type & Description (1)(2)	# of Shares
Stephen E. Ewing	12/27/2006	Purchase	1,000
	02/23/2007	Shares acquired per Retainer Policy	146
	04/02/2007	Shares acquired per Retainer Policy	300
	07/02/2007	Shares acquired per Retainer Policy	300
	10/01/2007	Shares acquired per Retainer Policy	300

Roland Kidder	01/03/2006	Shares acquired per Retainer Policy	300
	01/05/2006	Sale	(1,500)
	04/03/2006	Shares acquired per Retainer Policy	300
	07/03/2006	Shares acquired per Retainer Policy	300
	10/02/2006	Shares acquired per Retainer Policy	300
	11/13/2006	Sale	(4,000)
	01/02/2007	Shares acquired per Retainer Policy	300
	04/02/2007	Shares acquired per Retainer Policy	300
	05/29/2007	Sale	(500)
	07/02/2007	Shares acquired per Retainer Policy	300
	10/01/2007	Shares acquired per Retainer Policy	300

Craig G. Matthews	01/03/2006	Shares acquired per Retainer Policy	300
	01/13/2006	Purchase - Dividend Reinvestment	9.17
	04/03/2006	Shares acquired per Retainer Policy	300
	04/15/2006	Purchase - Dividend Reinvestment	12.34
	07/03/2006	Shares acquired per Retainer Policy	300
	07/17/2006	Purchase - Dividend Reinvestment	13.68
	10/02/2006	Shares acquired per Retainer Policy	300
	10/16/2006	Purchase - Dividend Reinvestment	16.00
	01/02/2007	Shares acquired per Retainer Policy	300
	01/16/2007	Purchase - Dividend Reinvestment	17
	04/02/2007	Shares acquired per Retainer Policy	300
	04/16/2007	Purchase - Dividend Reinvestment	17
	07/02/2007	Shares acquired per Retainer Policy	300
	07/16/2007	Purchase - Dividend Reinvestment	21.81
	10/01/2007	Shares acquired per Retainer Policy	300
	10/15/2007	Purchase - Dividend Reinvestment	22

George L. Mazanec	01/03/2006	Shares acquired per Retainer Policy	300
	04/03/2006	Shares acquired per Retainer Policy	300
	07/03/2006	Shares acquired per Retainer Policy	300
	10/02/2006	Shares acquired per Retainer Policy	300
	01/02/2007	Shares acquired per Retainer Policy	300
	04/02/2007	Shares acquired per Retainer Policy	300
	07/02/2007	Shares acquired per Retainer Policy	300
	10/01/2007	Shares acquired per Retainer Policy	300

John F. Riodan	01/03/2006	Shares acquired per Retainer Policy	300
	04/03/2006	Shares acquired per Retainer Policy	300
	07/03/2006	Shares acquired per Retainer Policy	300
	10/02/2006	Shares acquired per Retainer Policy	300
	01/02/2007	Shares acquired per Retainer Policy	300
	04/02/2007	Shares acquired per Retainer Policy	300
	07/02/2007	Shares acquired per Retainer Policy	300
	10/01/2007	Shares acquired per Retainer Policy	300

Richard G. Reiten	01/03/2006	Shares acquired per Retainer Policy	300
	04/03/2006	Shares acquired per Retainer Policy	300
	07/03/2006	Shares acquired per Retainer Policy	300
	10/02/2006	Shares acquired per Retainer Policy	300
	01/02/2007	Shares acquired per Retainer Policy	300
	04/02/2007	Shares acquired per Retainer Policy	300
	07/02/2007	Shares acquired per Retainer Policy	300
	10/01/2007	Shares acquired per Retainer Policy	300

Participant	Date	Type & Description (1)(2)	# of Shares
Philip C. Ackerman	03/14/2006	(3) Canceled for taxes	(8,450)
	07/24/2006	(2) Purchase with stock	314,558
		(2) Tendered stock for payment	(156,830)
		(2) Canceled for taxes	(68,890)
	08/03/2006	Gift of Stock	(665)
	12/19/2006	(2) Purchase -- Cash exercise	8,796
	12/27/2006	Gift of Stock	(1,545)
	03/14/2007	(3) Canceled for taxes	(8,726)
	04/05/2007	(2) Purchase with stock	395,544
		(2) Tendered stock for payment	(196,828)
		(2) Canceled for taxes	(87,036)
	05/23/2007	Gift of Stock	(1,073)

David F. Smith	05/05/2006	(2) Purchase with stock	25,000
		(2) Tendered stock for payment	(16,486)
		(2) Canceled for taxes	(2,877)
	05/08/2006	(2) Purchase	25,000
		(2) Sale	(25,000)
	06/02/2006	(2) Purchase with stock	25,000
		(2) Tendered stock for payment	(15,800)
		(2) Canceled for taxes	(3,109)
	08/04/2006	(2) Purchase with stock	20,660
		(2) Tendered stock for payment	(12,430)
		(2) Canceled for taxes	(3,502)
	12/14/2006	(2) Purchase with stock	25,000
		(2) Tendered stock for payment	(15,407)
		(2) Canceled for taxes	(4,201)
	12/15/2006	(2) Purchase	25,000
		(2) Sale	(21,000)
		(2) Canceled for taxes	(4,000)
	12/20/2006	Gift of stock	(305)
	02/08/2007	(2) Purchase with stock	45,000
		(2) Tendered stock for payment	(29,117)
		(2) Canceled for taxes	(5,398)
	04/04/2007	(2) Purchase with stock	25,000
		(2) Tendered stock for payment	(15,581)
		(2) Canceled for taxes	(3,482)

Ronald J. Tanski	12/30/2005	(2) Purchase - Cash exercise	4,800
		(2) Canceled for taxes	(547)
	02/07/2007	(2) Purchase with stock	25,000
		(2) Tendered stock for payment	(13,050)
	02/08/2007	(2) Purchase with stock	10,396
		(2) Tendered stock for payment	(5,036)
		(2) Purchase with stock	4,804
		(2) Tendered stock for payment	(2,327)
	Various in 2005	Purchased through 401(k)	30
	Various in 2006	Purchased through 401(k)	120
	Various in 2007	Purchased through 401(k)	86

Matthew D. Cabell	Various in 2007	Purchased through 401(k)	40

Participant	Date	Type & Description (1)(2)	# of Shares
Karen M. Camiolo	Various in 2005	Purchased through 401(k)	24
	Various in 2006	Purchased through 401(k)	131
	Various in 2007	Purchased through 401(k)	104

Anna Marie Cellino	03/28/2006	(2) Purchase — Cash exercise	4,082
	06/02/2006	(2) Purchase	25,000
		(2) Sale	(25,000)
	03/22/2007	(2) Purchase	20,660
		(2) Canceled for taxes	(3,242)
		(2) Sale	(17,418)

Paula Ciprich	02/03/2006	(2) Purchase — Cash exercise	500
	05/30/2006	(2) Purchase with stock	4,304
		(2) Tendered stock for payment	(2,513)
	12/15/2006	(2) Purchase	20,000
		(2) Sale	(17,050)
		(2) Canceled for taxes	(2,950)
	12/27/2006	(2) Purchase — Cash exercise	4,340
	04/02/2007	(2) Purchase with stock	4,688
		(2) Tendered stock for payment	(2,280)
	04/05/2007	(2) Purchase — Option exercise	7,312
		(2) Sale — Exercise of options	(7,312)
	04/16/2007	Purchase — Dividend Reinvestment	72
	07/16/2007	Purchase — Dividend Reinvestment	94
	10/15/2007	Purchase — Dividend Reinvestment	91

Donna L. DeCarolis	01/13/2006	Purchase- Dividend Reinvestment	11
	04/15/2006	Purchase- Dividend Reinvestment	12
	06/26/2006	Gift of Stock	(80)
	07/03/2006	(2) Purchase with stock	2,202
		(2) Tendered stock for payment	(1,298)
	07/17/2006	Purchase- Dividend Reinvestment	10
	10/16/2006	Purchase- Dividend Reinvestment	18
	01/16/2007	Purchase- Dividend Reinvestment	17
	02/28/2007	(2) Purchase	507
	02/28/2007	(2) Purchase	2,627
		(2) Sale	(2,397)
	04/16/2007	Purchase- Dividend Reinvestment	19
	05/10/2007	(2) Purchase	2,627
		(2) Sale	(1,725)
	07/05/2007	Gift of Stock	(62)
	07/16/2007	Purchase- Dividend Reinvestment	27
	10/15/2007	Purchase- Dividend Reinvestment	25
	11/28/2007	(2) Purchase with stock	5,086
		(2) Tendered stock for payment	(2,458)

John R. Pustulka	06/01/2006	(2) Purchase with stock	5,432
		(2) Tendered stock for payment	(2,769)
		(2) Purchase with stock	14,568
		(2) Tendered stock for payment	(7,428)
		(2) Canceled for taxes	(2,413)
	02/12/2007	(2) Purchase with stock	4,804
		(2) Tendered stock for payment	(2,334)
	02/13/2007	(2) Purchase	40,196
		(2) Sale	(40,196)

James D. Ramsdell	03/27/2006	(2) Purchase with stock	5,432
		(2) Tendered stock for payment	(3,079)
	05/19/2006	(2) Purchase with stock	4,804
		(2) Tendered stock for payment	(2,917)
	12/08/2006	(2) Purchase	15,196
		(2) Canceled for taxes	(2,400)
		(2) Sale	(12,796)
	04/05/2007	(2) Purchase	25,000
		(2) Sale	(25,000)

Cynthia M. Battista	Various in 2005	Purchased through 401(k)	20
	Various in 2006	Purchased through 401(k)	106
	Various in 2007	Purchased through 401(k)	76
	05/23/2007	Exchange within the 401(k)	(217)

Julie A. Cox	Various in 2005	Purchased through 401(k)	26
	Various in 2006	Purchased through 401(k)	104
	Various in 2007	Purchased through 401(k)	74

James C. Welch	Various in 2005	Purchased through 401(k)	6
	Various in 2006	Purchased through 401(k)	21
	07/18/2006	Exchange within the 401(k)	(55)
	Various in 2007	Purchased through 401(k)	6
	04/05/2007	Exchange within the 401(k)	(65)

(1)	For “Shares acquired per Retainer Policy,” this line item refers to the Company’s Retainer Policy for Non-Employee Directors. The above non-employee directors were paid 300 shares of Common Stock each quarter. Common Stock issued to non-employee directors is nontransferable until the later of two years from issuance or six months after the recipient’s cessation of service as a director of the Company. For “Purchase — Dividend Reinvestment,” the director/employee elected to reinvest the dividends paid on the Common Stock to purchase shares of common stock. For “Purchased through 401(k),” the employee elected to purchase, via monthly contributions, Common Stock as one of their investment choices within the 401(k). For “Exchange within the 401(k),” the employee elected to rebalance their 401(k) investments by either an exchange out of or into the Common Stock investment fund.

(2)	Represents the exercise of stock options that were awarded under the 1993 Award and Option Plan or the 1997 Award and Option Plan. Payment of the exercise price and taxes, if applicable, may be in cash or by tendering shares of Common Stock. For example, on February 7, 2007, Mr. Tanski elected to exercise 25,000 nonqualified stock options and pay the exercise cost with shares he already owned and elected to pay cash for his tax liability. He gave the Company 13,050 shares to receive 25,000 shares back. His Common Stock ownership increased by the net new shares of 11,950 (25,000 less shares he tendered of 13,050).

(3)	Represents shares that were used to pay tax liability due upon the vesting of shares of restricted stock. Mr. Ackerman had 25,000 shares of restricted stock vest on March 14, 2006 and 25,000 shares of restricted stock vest on March 14, 2007.
Information Regarding Arrangements with Certain Participants
     As to be described in further detail in the proxy statement, the Company’s executive officers are parties to employment continuation and noncompetition agreements with the Company. These agreements may require the Company to make or provide certain payments and benefits to these executive officers in the event of a “change in control.” Further detail regarding the employment continuation and noncompetition agreements will be described in the proxy statement under the heading “POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL.”
     Except as may be described in the proxy statement, to the best of the Company’s knowledge, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”), is either a party to any transaction or series of transactions since October 1, 2006, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $120,000, and (iii) in which any participant or any Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as may be described in the proxy statement, to the best of the Company’s knowledge, no participant nor any Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.
     Except as may be described in the proxy statement, to the best of the Company’s knowledge, there are no contracts, arrangements or understandings by any of the participants or any Participant Affiliate within the past year with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantee against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except as may be described in the proxy statement, to the best of the Company’s knowledge, no participant nor any Participant Affiliate has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.